SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)          November 25, 1996
                                                ------------------------------



                         Mafco Consolidated Group Inc.
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             (Exact Name of Registrant as Specified in its Charter)



   Delaware                            1-11240                  02-0424104
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(State or Other                     (Commission             (IRS Employer
 Jurisdiction of                     File Number)           Identification No.)
 Incorporation)



35 East 62nd Street, New York, New York                               10021
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(Address of Principal Executive Offices)                            (Zip Code)



Registrant's telephone number, including area code           (212) 572-8600
                                                  ----------------------------


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On November 25, 1996, Mafco Consolidated Group, Inc., a Delaware corporation ("Mafco"), and Power Control Technologies Inc., a Delaware corporation ("PCT"), consummated the transactions contemplated by a Stock and VSR Purchase Agreement (the "Purchase Agreement"), dated as of October 23, 1996, by and among Mafco, PCT and PCT International Holdings Inc., a Delaware corporation and wholly owned subsidiary of PCT ("Purchaser"). Pursuant to the Purchase Agreement, Purchaser acquired from Mafco (the "Flavors Disposition"), all the issued and outstanding shares (the "Shares") of capital stock of Flavors Holdings Inc., a Delaware corporation and wholly owned subsidiary of Mafco ("Flavors"), and 23,156,502 Value Support Rights (each a "VSR" and collectively, the "VSRs") issued pursuant to a Value Support Rights Agreement (the "VSR Agreement"), dated November 25, 1996 between Mafco and American Stock Transfer & Trust Company, as trustee. Flavors, through its wholly owned subsidiary Mafco Worldwide Corporation ("Mafco Worldwide"), a Delaware corporation, operates a licorice extract and other flavoring agents manufacturing and distributing business.

         In consideration for the Shares and VSRs, Purchaser paid Mafco cash in the amount of $180 million. In addition, Purchaser will pay Mafco deferred cash payments of $3.7 million on June 30, 1997 and $3.5 million on December 31, 1997. The source of funds for such payments was, and is anticipated to be, available cash.

         It is anticipated that the VSRs will be distributed to all holders of PCT Common Stock and Mafco, as the sole holder of the PCT Preferred Stock, promptly following the effectiveness of a registration statement filed by Mafco with the Securities and Exchange Commission. Each VSR, subject to certain limitations, entitles its holder to receive a payment, if any, of up to $3.25 per VSR if the 30-Day Average Market Price (as defined in the VSR Agreement) of PCT Common Stock is below $11.00 per share on January 1, 1999; provided, however, Mafco has an optional right to call the VSRs each April 1, July 1, October 1 and January 1 from and including April 1, 1997 to and including October 1, 1998 (each, an "Optional Call Date"). If Mafco calls the VSRs on or before January 1, 1998, holders will be entitled to receive a payment of at least $0.50 and up to $3.25 per VSR if the 30-Day Average Market Price is below $10.25 per share as of such Optional Call Date. If Mafco calls the VSRs after January 1, 1998, each VSR will entitle its holder to a payment, if any, of up to $3.25 per VSR if the 30-Day Average Market Price is below $11.00 per share on such Optional Call Date.

         Pursuant to the Purchase Agreement, Mafco has agreed to indemnify Purchaser, its subsidiaries and affiliates and certain other persons against damages resulting from or arising out of any breach of any representation or warranty or failure to perform any covenant or agreement made by Mafco under the Purchase Agreement. Similarly, PCT and Purchaser, jointly and severally, have agreed to indemnify Mafco, its subsidiaries and affiliates and certain other persons against damages resulting from or arising out of any breach of any representation or warranty or failure to perform any covenant or agreement made by or on behalf of PCT or Purchaser under the Purchase Agreement or any documents delivered by PCT or Purchaser in connection therewith. Notwithstanding the foregoing, neither Mafco nor PCT and Purchaser will be required to indemnify the other unless the cumulative total of all such damages exceeds $2,000,000 and then only to the extent the cumulative total of such damages exceeds $2,000,000; provided, however, that the maximum amount that Mafco or PCT and Purchaser will be liable for under the Purchase Agreement is $100,000,000. The limitations on liability described in the preceding sentence do not apply to liability for taxes.

         The terms of the Purchase Agreement and the VSR Agreement were the result of arm's-length negotiations between Mafco and PCT. Each of the Purchase Agreement and VSR Agreement were unanimously approved by the Boards of Directors of Mafco and PCT and, in the case of PCT, by a Special Committee of independent directors formed for the purpose of considering the transaction. Mafco and certain of its affiliates beneficially own 36.4% of the outstanding shares of PCT common stock on a fully diluted basis and officers of Mafco and certain of its affiliates constitute five of the eight members of PCT's Board of Directors.

         Immediately following the Flavors Disposition, Purchaser contributed all outstanding shares of common stock of Pneumo Abex Corporation, a Delaware corporation ("Pneumo Abex"), to Flavors and Flavors contributed such shares to Mafco Worldwide, which resulted in Pneumo Abex becoming a wholly owned subsidiary of Mafco Worldwide. On November 25, 1996, Mafco Worldwide merged with and into Pneumo Abex with Pneumo Abex being the surviving corporation, the directors of Mafco Worldwide becoming the directors of Pneumo Abex and Pneumo Abex becoming a wholly owned subsidiary of Flavors.

         A copy of each of the Purchase Agreement and the VSR Agreement is filed herewith as Exhibits 2.1 and 4.1, respectively, and each is incorporated herein by reference. The foregoing summary of each of the Purchase Agreement and the VSR Agreement does not purport to be complete and is qualified in its entirety by reference to the provisions of such agreements.

ITEM 7.  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Not applicable.

(b)   Pro Forma Financial Information

      The unaudited pro forma condensed statements of operations for the year ended December 31, 1995 and the nine month period ended September 30, 1996 give pro forma effect to the Flavors Disposition, the dividend by Flavors of $5.4 million to Mafco prior to the Flavors Disposition and the distribution of the VSRs to PCT's shareholders (collectively the "Transactions"), assuming that the Transactions had been consummated on January 1, 1995, and the unaudited pro forma condensed balance sheet as of September 30, 1996, gives pro forma effect to the Transactions, assuming that the Transactions had been consummated on September 30, 1996. The pro forma adjustments are based upon available information and certain assumptions that the management of Mafco believes are reasonable. The pro forma financial data do not purport to represent the results of operations or the financial position of Mafco that actually would have occurred had the Transactions been consummated on the aforesaid dates, or project the results of operations or financial position of Mafco and its subsidiaries for any future date or period.

                 MAFCO CONSOLIDATED GROUP INC. AND SUBSIDIARIES
                        PROFORMA CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 1996
                             (DOLLARS IN MILLIONS)
                                  (UNAUDITED)


                                                                         FLAVORS
                                                         COMPANY         HOLDINGS              PRO FORMA            COMPANY
                        ASSETS                          HISTORICAL      HISTORICAL            ADJUSTMENTS           PRO FORMA
                                                      ---------------  ----------------    ----------------      --------------
Current assets:
   Cash, cash equivalents and marketable securities      $  244.6       $  (9.9)             $    5.4(1)           $  412.8
                                                                                                172.7(2)

   Notes and trade receivables, net                          31.3         (12.1)                  3.7(2)               22.9
   Inventories                                               91.0         (43.9)                    -                  47.1
   Prepaid expenses and other                                23.8          (1.3)                    -                  22.5
                                                      -------------- ------------------     -----------------     --------------
      Total current assets                                  390.7         (67.2)                181.8                 505.3

Property, plant and equipment, net                           48.0         (10.5)                    -                  37.5
Pension asset                                                62.5              -                    -                  62.5
Investment in PCT preferred and common stock                 73.5              -                (45.2)(3)              28.3
Trademarks, net                                              31.4              -                    -                  31.4
Intangible assets related to businesses acquired, net        61.4          (1.4)                    -                  60.0
Other assets                                                 62.2          (4.5)                  3.5 (2)              61.2
                                                      -------------- ------------------     -----------------    ----------------
                                                         $  729.7      $  (83.6)            $   140.1              $  786.2
                                                      ============== ==================     =================    ================


                         LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Current portion of long term debt and
     short-term borrowings                              $    11.2      $  (11.2)            $        -             $     -
   Accounts payable                                          14.7          (4.4)                     -                 10.3
   Accrued expenses and other                                63.8          (9.1)                  43.5(4)              98.2
                                                      -------------- ------------------     -----------------       --------------
      Total current liabilities                              89.7         (24.7)                  43.5                108.5

Long-term debt                                              209.9         (99.9)                     -                110.0
Other liabilities                                           196.4          (3.1)                 (19.1)(4)            174.2
VSR's                                                                                             47.8 (2)             47.8
Stockholders' equity:
   Common stock                                               0.2                                    -                  0.2
   Additional paid-in-capital                               167.1                                    -                167.1
   Retained earnings                                         95.0          45.4                    5.4 (1)(2)         208.3
                                                                                                 132.1 (2)
                                                                                                 (45.2)(3)
                                                                                                 (24.4)(4)
   Currency translation adjustment                            1.3          (1.3)                    -                    -
   Treasury stock at cost                                   (29.9)            -                     -                 (29.9)
                                                       -------------- ------------------     -----------------       -------------
      Total stockholders' equity                            233.7          44.1(2)                67.9                345.7
                                                       -------------- ------------------     ------------------      -------------
                                                         $  729.7      $  (83.6)             $   140.1             $  786.2
                                                       ============== ==================     ==================      =============


                See notes to pro forma condensed balance sheet.

                MAFCO CONSOLIDATED GROUP INC. AND SUBSIDIARIES
                       PROFORMA STATEMENT OF OPERATIONS
                  NINE MONTH PERIOD ENDED SEPTEMBER 30, 1996
                   (DOLLARS IN MILLIONS, EXCEPT SHARE DATA)
                                  (UNAUDITED)

                                                                             FLAVORS
                                                              COMPANY        HOLDINGS      PRO FORMA      COMPANY
                                                             HISTORICAL     HISTORICAL    ADJUSTMENTS    PRO FORMA
                                                           ---------------  -----------  ---------------------------
   Net sales                                                $        230.4  $    (77.7)                  $    152.7
   Cost of sales                                                     131.9       (43.6)                        88.3
                                                           ---------------  -----------  -----------    ------------
   Gross profit                                                       98.5       (34.1)          -             64.4

   Selling, general and administrative expenses                       40.0        (6.5)                        33.5
                                                           ---------------  -----------  -----------    ------------
   Operating income                                                   58.5       (27.6)          -             30.9

   Interest expense                                                  (19.3)        9.4                         (9.9)
   Interest, investment and dividend income                            7.1        (0.3)                         6.8
   Amortization of deferred charges                                   (1.5)        0.9                         (0.6)
   Equity in earnings from continuing operations and preferred
         dividends of PCT                                              2.8           -         2.7(1)           5.5
   Gain on Cigar Offering                                            127.8                                    127.8
   Other income (expense), net                                        (0.8)       (0.1)                        (0.9)
                                                            ---------------  -----------  -----------    ------------
   Income from continuing operations before income taxes             174.6       (17.7)        2.7            159.6

   Provision for income taxes                                        (59.1)        6.9        (0.2)(2)        (52.4)
                                                            ---------------  -----------  -----------    ------------
   Income from continuing operations                        $        115.5   $   (10.8)  $     2.5       $    107.2
                                                            ===============  ===========  ===========    ============

Pro forma earnings per share from continuing operations                                                  $     4.61

Weighted average number of shares (in thousands)                                                             23,237


                  See notes to pro forma condensed statement of operations.

                MAFCO CONSOLIDATED GROUP INC. AND SUBSIDIARIES
                       PROFORMA STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                   (DOLLARS IN MILLIONS, EXCEPT SHARE DATA)
                                  (UNAUDITED)

                                                                         FLAVORS
                                                           COMPANY       HOLDINGS      PRO FORMA       COMPANY
                                                          HISTORICAL    HISTORICAL    ADJUSTMENTS     PRO FORMA
                                                         -------------  ------------ -----------------------------
   Net sales                                               $    261.1   $  (103.2)    $      -      $     157.9
   Cost of sales                                                154.0       (60.0)                         94.0
                                                         -------------  ------------ ------------   --------------
   Gross profit                                                 107.1       (43.2)           -             63.9

   Selling, general and administrative expenses                  51.4        (9.2)                         42.2
                                                         -------------  ------------ ------------   --------------
   Operating income                                              55.7       (34.0)           -             21.7

   Interest expense                                             (27.2)       13.5                         (13.7)
   Interest, investment and dividend income                       6.0        (0.5)                          5.5
   Amortization of deferred charges                              (2.1)        1.1                          (1.0)
   Equity in earnings from continuing operations and preferred
         dividends of PCT                                         0.7           -          4.3(1)           5.0
   Other income (expense), net                                   (0.3)        0.1                          (0.2)
                                                         -------------  ------------ ------------   --------------
   Income from continuing operations before income taxes         32.8       (19.8)         4.3             17.3

   Provision for income taxes                                    (9.7)        7.7         (0.3)(2)         (2.3)
                                                         -------------  ------------ ------------   --------------
   Income from continuing operations                      $      23.1   $   (12.1)   $     4.0      $      15.0
                                                         =============  ============ ============   ==============

Pro forma earnings per share from continuing operations                                             $      0.69

Weighted average number of shares (in thousands)                                                         21,794



                  See notes to pro forma condensed statement of operations.

NOTES TO PRO FORMA CONDENSED BALANCE SHEET (DOLLARS IN MILLIONS)

1)    Dividend declared by Flavors to Mafco prior to the Flavors Disposition.

2) Reflects (i) the Flavors Disposition and the issuance of the VSRs, net of the distribution of the VSRs to PCT shareholders (14,717,102 VSRs issued to shareholders of PCT other than Mafco, at the maximum payment per VSR of $3.25) for net cash proceeds of $172.7 ($180.0 less estimated transaction expenses of $7.3) and deferred cash payments of $7.2; (iii) the distribution of the VSRs to PCT's shareholders and
      (iii) the resulting pre-tax gain of $181.6, prior to the deferral of a portion of gain (see Note 3), calculated as follows:

      Net cash  proceeds                      $172.7
      Deferred cash payment                      7.2
      Less: VSR obligation                     (47.8)
                                              ------
                                               132.1
      Flavors stockholder's deficit             44.1
      Flavors dividend                           5.4
                                              ------
      Pre-tax gain prior to deferral          $181.6
                                              ======


3) Reflects the deferral of a portion of the gain, net of taxes on the Flavors Disposition, corresponding to the Company's continuing 29% equity interest in PCT following the Flavors Disposition.

4) Reflects the tax effect of the gain to the Company on the Flavors Disposition, prior to the deferral of a portion of the gain (see Note 3).

NOTES TO PRO FORMA CONDENSED STATEMENT OF OPERATIONS (DOLLARS IN MILLIONS)

1) Reflects the increase in the Company's equity in earnings from continuing operations of PCT attributable to the Flavors Disposition.

2) Reflects the tax effect, based on the utilization of a dividend exclusion deduction, of the pro forma adjustments set forth in Note 1.

(c)   Exhibits

      2.1 Stock and VSR Purchase Agreement, dated as of October 23, 1996, by and between Mafco Consolidated Group Inc., Power Control Technologies Inc. and PCT International Holdings Inc. (incorporated by reference from Exhibit 7 of the Mafco Consolidated Group Inc.'s
            Schedule 13D, dated October 25, 1996, filed with respect to Power Control Technologies Inc.).

      4.1 Value Support Rights Agreement dated November 25, 1996 between Mafco Consolidated Group Inc. and American Stock Transfer & Trust Company, as the trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 27, 1996


                                          MAFCO CONSOLIDATED GROUP INC.


                                          By: /s/Laurence Winoker
                                             ---------------------------------
                                          Name:  Laurence Winoker
                                          Title: Vice President and Controller

                                 EXHIBIT INDEX

Exhibit
  No.         Page
-------       ----
 2.1          Stock and VSR Purchase Agreement, dated as of October 23, 1996, by and between Mafco Consolidated Group Inc., Power Control
              Technologies Inc. and PCT International Holdings Inc.
              (incorporated by reference to Exhibit 7 of the Mafco Consolidated
              Group Inc.'s Schedule 13D, dated October 25, 1996, filed with respect to Power Control Technologies Inc.).

 4.1 Value Support Rights Agreement dated November 25, 1996 between Mafco Consolidated Group Inc. and American Stock Transfer & Trust Company, as the trustee.